EXHIBIT 32

                                  CERTIFICATION
                                       OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            I, Simon Mu, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Quarterly Report on Form 10-QSB of General Components, Inc. for the quarter ended September 30, 2005 fully complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of General Components, Inc.

            I, Jonathan Chan, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Quarterly Report on Form 10-QSB of General Components, Inc. for the quarter ended September 30, 2005 fully complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of General Components, Inc.


                      By: /s/ Simon Mu
                          ---------------------------------------------------
                          Simon Mu
                          Chief Executive Officer (Principal Executive Officer)



                      By: /s/ Jonathan Chan
                          ---------------------------------------------------
                          Jonathan Chan
                          Chief Financial Officer



November 23, 2005